UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 17, 2018

GNC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 288-4600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
______________________________________________________________________________

Item 5.07 Submission of Matters to a Vote of Security Holders

The special meeting of stockholders of GNC Holdings, Inc. (the “Company”) was reconvened on May 17, 2018 at 10:00 a.m. Eastern Time (the “Special Meeting”), after having been called to order and adjourned on April 25, 2018 and reconvened and adjourned on May 9, 2018, for the stockholders to vote on the following proposal:
In accordance with Section 312.03 of the NYSE Listed Company Manual, the issuance by the Company to Harbin Pharmaceutical Group Holdings Co., Ltd. (the “Investor”) in a private placement of 299,950 shares of a newly created series of convertible preferred stock (the “Convertible Preferred Stock”) of the Company, which will include the right to (i) at the option of the Investor, convert such Convertible Preferred Stock into shares of the Company's Class A common stock, par value $0.001 per share (the “Common Stock”), and (ii) receive additional shares of Convertible Preferred Stock or an increase in the stated value of the Convertible Preferred Stock as a result of the payment of non-cash dividends (the “Proposal”).
The Proposal was approved with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
44,121,445	2,269,299	285,601	—

The Proposal is described in detail in the Company’s definitive proxy statement, dated March 26, 2018, which was filed with the Securities and Exchange Commission on March 26, 2018, and first mailed to the Company’s stockholders on or about March 26, 2018.
As of the close of business on the record date for the Special Meeting, which was March 23, 2018, there were 83,661,965 shares of Common Stock outstanding and entitled to vote at the Special Meeting. Each share of Common Stock was entitled to one vote per share. A total of 46,676,345 shares of Common Stock, representing approximately 56% of the Common Stock outstanding as of the record date for the Special Meeting were represented in person or by proxy at the Special Meeting and constituted a quorum to conduct business at the Special Meeting.
Item 8.01 Other Events

On May 17, 2018, the Company issued a press release announcing the approval of the Proposal by the stockholders of the Company at the Special Meeting. A copy of the Company’s press release containing such announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 17, 2018

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 17, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.

Date: May 17, 2018 By:	/s/ Tricia K. Tolivar
Tricia K. Tolivar
Executive Vice President and
Chief Financial Officer